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                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549



                                     FORM 8-K/A



                                   CURRENT REPORT



                           Pursuant to Section 13 of the
                          Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported)   January 22, 1999




                               FOREST OIL CORPORATION
                 (Exact name of registrant as specified in charter)



        New York                     0-13515            25-0484900
    (State or other juris-         (Commission         (IRS Employer
   diction of incorporation)        file number)       Identification No.)



         2200 Colorado State Bank Building, 1600 Broadway, Denver, CO 80202
               (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code:  (303) 812-1400

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ITEM 5.

This amendment is being filed for the sole purpose of including the conformed signature that was inadvertently omitted from the EDGAR submission of the original filing dated January 22, 1999.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FOREST OIL CORPORATION
                                        (Registrant)


Dated:  July 30, 1999                    By /s/ Joan C. Sonnen
                                           -----------------------
                                             Joan C. Sonnen
                                             Vice President - Controller
                                             and Corporate Secretary